Exhibit 10.30

FIRST SUPPLEMENT
TO AMENDED AND RESTATED HOLDING COMPANY AGREEMENT

THIS FIRST SUPPLEMENT TO AMENDED AND RESTATED HOLDING COMPANY AGREEMENT (this “Supplement”), dated as of May 8, 2003, is made by and among Huntsman Group Inc., a Delaware corporation (“Group”), and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent under the Credit Agreements (“Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Huntsman Holdings, LLC, a Delaware limited liability company (“Holdco I”), HMP Equity Holdings Corporation, a Delaware corporation (“Holdco II”), Huntsman Specialty Chemicals Corporation, a Delaware corporation (“HSCC”) and the Administrative Agent are parties to that certain Amended and Restated Holding Company Agreement, dated as of April 25, 2003 (the “Holdco Agreement”).

WHEREAS, the Group Formation Date is May 8, 2003, and pursuant to Section 3.08 of the Holdco Agreement, Holdco I is required to cause Group to enter into a supplement to the Holdco Agreement on the Group Formation Date.

NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

1.1                               Defined Terms.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them or incorporated by reference in the Holdco Agreement.

SECTION 2.  ACCESSION TO HOLDING COMPANY AGREEMENT

2.1                               Accession.  In accordance with Section 3.08 of the Holdco Agreement, Group by its signature below becomes a party to the Holdco Agreement with the same force and effect as if a party on the date when the Holdco Agreement was originally executed, and Group hereby agrees to all the terms and warrants that the representations and warranties made by it as a Holdco Party and otherwise thereunder are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).  Each reference to a “Holdco Party” in the Holdco Agreement shall be deemed to include Group.  The Holdco Agreement is hereby incorporated herein by reference.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

3.1                               Representations and Warranties.  Group represents and warrants to the Administrative Agent this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.  MISCELLANEOUS

4.1                               Counterparts.  This Supplement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Supplement to produce more than one (1) such counterpart.

4.2                               Governing Law.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

4.3                               Effect on Agreement.  Except as expressly supplemented hereby, the Holdco Agreement shall remain in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

HUNTSMAN GROUP INC.

By:	/s/ Sam Scruggs
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent under the Term Credit Agreement

By:	/s/ Marco Orlando
Name: Marco Orlando
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent under the Priority Credit Agreement

By:	/s/ Marco Orlando
Name: Marco Orlando
Title: Director